July 28, 2000

STATEMENT OF ADDITIONAL INFORMATION

SMITH BARNEY NEW JERSEY MUNICIPALS FUND INC.

388 Greenwich Street
New York, New York 10013
(800) 451-2010


This Statement of Additional Information ("SAI") is not a prospectus and is meant to be read in conjunction with the prospectus of the Smith Barney New Jersey Municipals Fund Inc. (the "fund") dated July 28, 2000, as amended or supplemented from time to time (the prospectus), and is incorporated by reference in its entirety into the prospectus. Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders that are incorporated herein by reference. The prospectus and copies of the reports may be obtained free of charge by contacting a Salomon Smith Barney Financial Consultant, or by writing or calling Salomon Smith Barney at the address or telephone number above.

TABLE OF CONTENTS

Directors and Executive Officers of the Fund	2
Investment Objective and Management Policies	5
Investment Restrictions	15
Risk Factors	17
Special Considerations Relating to New Jersey Municipal Securities	20
Special Considerations Regarding Puerto Rico,
the U.S. Virgin Islands and Guam	24
Portfolio Transactions	26
Portfolio Turnover	27
Purchase of Shares	27
Determination of Net Asset Value	33
Redemption of Shares	34
Investment Management and Other Services	37
Valuation of Shares	41
Exchange Privilege	42
Performance Data	43
Dividends, Distributions and Taxes	47
Additional Information	51
Financial Statements	52
Other Information	52
Appendix A	54



DIRECTORS AND EXECUTIVE OFFICERS OF THE FUND

The names of the Directors of the fund and executive officers of the fund, together with information as to their principal business occupations, are set forth below. The executive officers of the fund are employees of organizations that provide services to the fund. Each Director who is an "interested person" of the fund, as defined in the Investment Company Act of 1940, as amended (the 1940
Act), is indicated by an asterisk.

Herbert Barg (Age 77).  Director
Private Investor. Director or trustee of 16 investment companies associated with Citigroup Inc. (Citigroup) His address is 273
Montgomery Avenue, Bala Cynwyd, Pennsylvania 19004.

*Alfred J. Bianchetti (Age 77).  Director
Retired; formerly Senior Consultant to Dean Witter Reynolds Inc.
Director or trustee of 11 investment companies associated with Citigroup. His address is 19 Circle End Drive, Ramsey, New Jersey 07466.

Martin Brody (Age 78).  Director
Consultant, HMK Associates; Retired Vice Chairman of the Board of Restaurant Associates Corp. Director or trustee of 20 investment companies associated with Citigroup. His address is c/o HMK Associates, 30 Columbia Turnpike, Florham Park, New Jersey 07932.

Dwight B. Crane (Age 62).  Director
Professor, Harvard Business School. Director or trustee of 23 investment companies associated with Citigroup. His address is c/o Harvard Business School, Soldiers Field Road, Boston, Massachusetts 02163.

Burt N. Dorsett (Age 69).  Director
Managing Partner of Dorsett McCabe Management Inc., an investment counseling firm; Director of Research Corporation Technologies, Inc., a nonprofit patent clearing and licensing firm. Director or trustee of 11 investment companies associated with Citigroup. His address is 201 East 62nd Street, New York, New York 10021.

Elliot S. Jaffe (Age 74).  Director
Chairman of the Board and President of The Dress Barn, Inc. Director or trustee of 11 investment companies associated with Citigroup. His address is 30 Dunnigan Drive, Suffern, New York 10901.

Stephen E. Kaufman (Age 68).  Director
Attorney. Director or trustee of 13 investment companies associated with Citigroup. His address is 277 Park Avenue, New York, New York 10172.


Joseph J. McCann (Age 69).  Director
Financial Consultant; Retired Financial Executive, Ryan Homes, Inc. Director or trustee of 11 investment companies associated with Citigroup. His address is 200 Oak Park Place, Pittsburgh,
Pennsylvania 15243.

*Heath B. McLendon (Age 67).  Chairman of the Board and Investment
Officer
Managing Director of Salomon Smith Barney Inc. (Salomon Smith Barney); President of SSB Citi Fund Management LLC (SSB Citi or the manager), successor to SSBC Fund Management Inc., and Travelers Investment Adviser, Inc. ("TIA"); Chairman or Co-Chairman of the Board and Director or trustee of 78 investment companies associated with Citigroup. His address is 7 World Trade Center, New York, New York 10048.

Cornelius C. Rose, Jr. (Age 67). Director
President, Cornelius C. Rose Associates, Inc., financial consultants, and Chairman and Director of Performance Learning Systems, an educational consultant. Director or trustee of 11 investment companies associated with Citigroup. His address is Meadowbrook Village, Building 4, Apt 6, West Lebanon, New Hampshire 03784.

Lewis E. Daidone (Age 42). Senior Vice President and Treasurer Managing Director of Salomon Smith Barney; Chief Financial Officer of the Smith Barney Mutual funds; Director and Senior Vice President of SSB Citi and TIA. Senior Vice President or Executive Vice President and Treasurer of 61 investment companies associated with Citigroup. His address is 125 Broad Street, New York, New York 10004.

Joseph P. Deane (Age 52).  Vice President and Investment Officer
Investment Officer of SSB Citi; Managing Director of Salomon Smith Barney. Investment officer of 9 Smith Barney Mutual Funds. His address is 7 World Trade Center, New York, New York 10048.

Paul Brook (Age 46). Controller
Director of Salomon Smith Barney; from 1997-1998 Managing Director of AMT Capital Services Inc.; prior to 1997 Partner with Ernst & Young LLP. Controller or Assistant Treasurer of 43 investment companies associated with Citigroup. His address is 125 Broad Street, New York, New York 10004.

Christina T. Sydor (Age 49). Secretary
Managing Director of Salomon Smith Barney; General Counsel and
Secretary of SSB Citi and TIA. Secretary of 61 investment companies associated with Citigroup. Her address is 388 Greenwich Street, New York, New York 10013.

As of July 7, 2000, the Directors and officers of the funds, as a group, owned less than 1% of the outstanding shares of beneficial interest of the fund.

To the best knowledge of the Directors, as of July 7, 2000, no single shareholder or "group" (as such term is defined in Section
13(d) of the Securities Exchange Act of 1934, as amended) beneficially owned more than 5% of the outstanding shares of the fund.

No officer, Director or employee of Salomon Smith Barney or any of its affiliates receives any compensation from the fund for serving as an officer of the fund or Director of the fund. The fund pays each Director who is not an officer, Director or employee of Salomon Smith Barney or any of its affiliates a fee of $1,000 per annum plus $100 per in-person meeting and $100 per telephonic meeting. Each Director emeritus who is not an officer, Director or employee of Salomon Smith Barney or its affiliates receives a fee of $500 per annum plus $50 per in-person meeting and $50 per telephonic meeting.
 All Directors are reimbursed for travel and out-of-pocket expenses incurred to attend such meetings. For the fiscal year ended March 31, 2000, such expenses totaled $14,437.83.

For the fiscal year ended March 31, 2000, the Directors of the fund were paid the following compensation:







Name of Person





Aggregate
Compensati
on
from Fund
Total
Pension or
Retirement
Benefits
Accrued
as part of
Fund
Expenses


Compensati
on
From Fund
And Fund
Complex
Paid to
Directors



Number of
Funds for
Which
Directors
Serves
Within
Fund Complex

Herbert Barg **
$1,500
$0
$114,288
16
Alfred
Bianchetti *
 1,400
  0
   53,900
11
Martin Brody **
 1,300
  0
 138,600
20
Dwight B. Crane
**
 1,400
  0
 155,363
23
Burt N. Dorsett
**
1,500
  0
57,950
11
Elliot S. Jaffe
**
 1,400
  0
45,100
11
Stephen E.
Kaufman **
1,500
  0
110,650
13
Joseph J. McCann
**
1,500
  0
58,050
11
Heath B.
McLendon *
0
-
0
78
Cornelius C.
Rose, Jr. **
 1,500
  0
53,500
11

*	Designates an "interested" Director.
**	Designates member of Audit Committee.
	Upon attainment of age 80, fund Directors are required to change to emeritus status. Directors emeritus are entitled to serve in emeritus status for a maximum of 10 years. A
Director emeritus may attend meetings but has no voting rights. During the fund s last fiscal year, aggregate compensation paid by the fund to Directors achieving emeritus status totaled $700.


INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

The prospectus discusses the fund's investment objective and policies. The following discussion supplements the description of the fund's investment policies in the prospectus. For purposes of this SAI, obligations of non-New Jersey municipal issuers, the interest on which is at least exempt from federal income taxation ("Other Municipal Securities"), and obligations of the State of New Jersey and its political subdivisions, agencies and public authorities (together with certain municipal issuers such as the Commonwealth of Puerto Rico, the Virgin Islands and Guam) that pay interest which is excluded from gross income for federal income tax purposes and exempt from New Jersey personal income taxes ("New Jersey Municipal Securities") are collectively referred to as "Municipal Bonds." SSB Citi serves as investment manager and administrator to the fund.

The fund operates subject to an investment policy providing that, under normal market conditions, the fund will invest at least 80% of its net assets in Municipal Securities and at least 65% of the aggregate principal amount of its investments in New Jersey Municipal Securities. Whenever less than 80% of the fund's assets are invested in New Jersey Municipal Securities, the fund, in order to maintain its status as a "qualified investment fund" under New Jersey law, will seek to invest in debt obligations which, in the opinion of counsel to the issuers, are free from state or local taxation under New Jersey or federal laws ("Tax-Exempt Obligations"). The fund's investments in New Jersey Municipal Securities and Tax-Exempt Obligations will represent at least 80% of the aggregate principal amount of all of its investments, excluding cash and cash items (including receivables). Subject to these minimum investment requirements, the fund also may acquire intermediate- and long-term debt obligations consisting of Other Municipal Securities, the interest on which is at least exempt from federal income taxation (not including the possible applicability of the alternative minimum tax). When the manager believes that market conditions warrant adoption of a temporary defensive investment posture, the fund may invest without limit in Other Municipal Securities and in "Temporary Investments" as described below.

Non-Diversified Classification

The fund is classified as a non-diversified fund under the 1940 Act, which means the fund is not limited by the Act in the proportion of its assets it may invest in the obligations of a single issuer. The fund intends to conduct its operations, however, so as to qualify as a regulated investment company for purposes of the Internal
Revenue Code of 1986, as amended (the "Code"), which will relieve the fund of any liability for federal income tax and Oregon franchise tax, as applicable, to the extent its earnings are distributed to shareholders. To qualify as a regulated investment company, the fund will, among other things, limit its investments so that, at the close of each quarter of the taxable year (a) not more than 25% of the market value of the fund's total assets will be invested in the securities of a single issuer and (b) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the fund will not own more than 10% of the outstanding voting securities of a single issuer.

As a result of the fund's non-diversified status, an investment in the fund may present greater risks to investors than an investment in a diversified fund. The investment return on a non-diversified fund typically is dependent upon the performance of a smaller number of securities relative to the number of securities held in a diversified fund. The fund's assumption of large positions in the obligations of a small number of issuers will affect the value of its portfolio to a greater extent than that of a diversified fund in the event of changes in the financial condition, or in the market's assessment, of the issuers.

The identification of the issuer of Tax-Exempt Obligations generally depends upon the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and the security is backed only by the assets and revenues of such entity, such entity would be deemed to be the sole issuer. Similarly, in the case of a private activity bond, if that bond is backed only by the assets and revenues of the nongovernmental user, then such nongovernmental user is deemed to be the sole issuer. If in either case, however, the creating government or some other entity guarantees a security, such a guarantee would be considered a separate security and would be treated as an issue of such government or other entity.

Ratings as Investment Criteria. In general, the ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P") and other nationally recognized statistical ratings organizations ("NRSROs") represent the opinions of those agencies as to the quality of the Municipal Bonds and short-term investments which they rate. It should be emphasized, however, that such ratings are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of securities. These ratings will be used by the fund as initial criteria for the selection of portfolio securities, but the fund also will rely upon the independent advice of the manager to evaluate potential investments.
 Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest, as well as general economic trends. To the extent the fund invests in lower-rated and comparable unrated securities, the fund's achievement of its investment objective may be more dependent on the manager's credit analysis of such securities than would be the case for a portfolio consisting entirely of higher-rated securities. The Appendix contains information concerning the ratings of Moody's, S&P and other NRSROs and their significance.

Subsequent to its purchase by the fund, an issue of Municipal Bonds may cease to be rated or its rating may be reduced below the rating given at the time the securities were acquired by the fund. Neither event will require the sale of such Municipal Bonds by the fund, but the manager will consider such event in its determination of whether the fund should continue to hold the Municipal Bonds. In addition, to the extent that the ratings change as a result of changes in such organizations or their rating systems or due to a corporate restructuring of Moody's or S&P or other NRSRO's, the fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

The fund generally will invest at least 75% of its total assets in investment grade debt obligations rated no lower than Baa, MIG 3 or Prime-1 by Moody's or BBB, SP-2 or A-1 by S&P, or have the equivalent rating by any NRSRO or in unrated obligations of comparable quality. Unrated obligations will be considered to be of investment grade if deemed by the manager to be comparable in quality to instruments so rated, or if other outstanding obligations of the issuers thereof are rated Baa or better by Moody's or BBB or better by S&P. The balance of the fund's assets may be invested in securities rated as low as C by Moody's or D by S&P or have the equivalent rating by any NRSRO, or deemed by the manager to be comparable unrated securities, which are sometimes referred to as "junk bonds." Securities in the fourth highest rating category, though considered to be investment grade, have speculative characteristics. Securities rated as low as D are extremely speculative and are in actual default of interest and/or principal payments.

Low and Comparable Unrated Securities. While the market values of low-rated and comparable unrated securities tend to react less to fluctuations in interest rate levels than the market values of higher rated securities, the market values of certain low-rated and comparable unrated municipal securities also tend to be more sensitive than higher-rated securities to short-term corporate and industry developments and changes in economic conditions (including recession) in specific regions or localities or among specific types of issuers. In addition, low-rated securities and comparable unrated securities generally present a higher degree of credit risk.
 During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of low-rated and comparable unrated securities to service their payment obligations, meet projected goals or obtain additional financing may be impaired. The risk of loss due to default by such issuers is significantly greater because low-rated and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

While the market for municipal securities is considered to be generally adequate, the existence of limited markets for particular low-rated and comparable unrated securities may diminish the fund's ability to (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets.
 The market for certain low-rated and comparable unrated securities has not fully weathered a major economic recession. Any such recession, however, would likely disrupt severely the market for such securities and adversely affect the value of the securities and the ability of the issuers of such securities to repay principal and pay interest thereon.

Fixed-income securities, including low-rated securities and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the fund. If an issuer exercises these rights during periods of declining interest rates, the fund may have to replace the security with a lower yielding security, thus resulting in a decreased return to the fund.

Because many issuers of New Jersey Municipal Securities may choose not to have their obligations rated, it is possible that a large portion of the fund's portfolio may consist of unrated obligations. Unrated obligations are not necessarily of lower quality than rated obligations, but to the extent the fund invests in unrated obligations, the fund will be more reliant on the manager's judgment, analysis and experience than would be the case if the fund invested only in rated obligations.

Municipal Bonds. Municipal Bonds generally are understood to include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations, payment of general operating expenses and extensions of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are included within the term Municipal Bonds if the interest paid thereon qualifies as excluded from gross income (but not necessarily from alternative minimum taxable income) for federal income tax purposes in the opinion of bond counsel to the issuer.

The yield on Municipal Bonds is dependent upon a variety of factors, including general economic and monetary conditions, general money market conditions, general conditions of the Municipal Bond market, the financial condition of the issuer, the size of a particular offering, the maturity of the obligation offered and the rating of the issue.

Municipal Bonds also are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, the principal of and interest on its or their Municipal Bonds may be materially affected.

Municipal Leases. The fund may invest without limit in "municipal leases," which generally are participations in intermediate-and short-term debt obligations issued by municipalities consisting of leases or installment purchase contracts for property or equipment.
 Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses that provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose yearly. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are often secured by the underlying property, disposition of the property in the event of foreclosure might prove difficult. There is no limitation on the percentage of the fund's assets that may be invested in municipal lease obligations. In evaluating municipal lease obligations, the manager will consider such factors as it deems appropriate, which may include: (a) whether the lease can be canceled; (b) the ability of the lease obligee to direct the sale of the underlying assets; (c) the general creditworthiness of the lease obligor; (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (f) whether the security is backed by a credit enhancement such as insurance; and (g) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services rather than those covered by the lease obligation.

Private Activity Bonds. The fund may invest without limits in private activity bonds. Interest income on certain types of private activity bonds issued after August 7, 1986 to finance non-governmental activities is a specific tax preference item for purposes of the federal individual and corporate alternative minimum taxes. Individual and corporate shareholders may be subject to a federal alternative minimum tax to the extent that the fund's dividends are derived from interest on those bonds. Dividends derived from interest income on New Jersey Municipal Securities are a component of the "current earnings" adjustment item for purposes of the federal corporate alternative minimum tax.

The fund may invest without limit in debt obligations which are repayable out of revenue streams generated from economically-related projects or facilities or debt obligations whose issuers are located in the same state. Sizeable investments in such obligations could involve an increased risk to the fund should any of the related projects or facilities experience financial difficulties Revenue securities may also include private activity bonds which may be issued by or on behalf of public authorities to finance various privately operated facilities and are not payable from the unrestricted revenues of the issuers. Sizable investments in such obligations could involve an increased risk to the fund should any of the related projects or facilities experience financial difficulties.

Zero Coupon Securities. Zero coupon securities involve special considerations. The fund may also invest in zero coupon bonds.
Zero coupon securities are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity of a specified cash payment date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par values. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon securities generally are more volatile than the market prices of other debt securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do debt securities having similar maturities and credit quality. The credit risk factors pertaining to low-rated securities also apply to low-rated zero coupon bonds. Such zero coupon bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, the fund will realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the fund may obtain no return at all on its investment.

Current federal income tax laws may require the holder of a zero coupon security to accrue income with respect to that security prior to the receipt of cash payments. To maintain its qualification as a registered investment company and avoid liability for federal income taxes, the fund may be required to distribute income accrued with respect to zero coupon securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

When-Issued Securities. The fund may purchase Municipal Bonds on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). The payment obligation and the interest rate that will be received on the Municipal Bonds purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment. Although the fund will purchase Municipal Bonds on a when-issued basis only with the intention of actually acquiring the securities, the fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy.

Municipal Bonds are subject to changes in value based upon the public's perception of the creditworthiness of the issuers and changes, real or anticipated, in the level of interest rates. In general, Municipal Bonds tend to appreciate when interest rates decline and depreciate when interest rates rise. Purchasing Municipal Bonds on a when-issued basis, therefore, can involve the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. To account for this risk, a separate account of the fund consisting of cash or liquid debt securities equal to the amount of the when-issued commitments will be established at the fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account on a daily basis so the value of the account will equal the amount of such commitments by the fund. Placing securities rather than cash in the segregated account may have a leveraging effect on the fund's net assets. That is, to the extent the fund remains substantially fully invested in securities at the same time it has committed to purchase securities on a when-issued basis, there will be greater fluctuations in its net assets than if it had set aside cash to satisfy its purchase commitments. Upon the settlement date of the when-issued securities, the fund will meet obligations from then-available cash flow, sale of securities held in the segregated account, sale of other securities or, although it normally would not expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the fund's payment obligations). Sales of securities to meet such obligations may involve the realization of capital gains, which are not exempt from federal income taxes or New Jersey state personal income tax.

When the fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the fund's incurring a loss or missing an opportunity to obtain an advantageous price.

Repurchase Agreements. As a defensive position only, the fund may enter into repurchase agreements with banks which are the issuers of instruments acceptable for purchase by the fund and with certain dealers on the Federal Reserve Bank of New York's list of reporting dealers. A repurchase agreement is a contract under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price on an agreed-upon date. Under the terms of a typical repurchase agreement, the fund would acquire an underlying debt obligation for a relatively short period of time (usually not more than seven days) subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. Under each repurchase agreement, the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the fund's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. In evaluating these potential risks, the manager, acting under the supervision of the fund's Board of Directors, reviews on an ongoing basis the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements.

Lending of Portfolio Securities. Consistent with applicable regulatory requirements, the fund may lend its portfolio securities to brokers, dealers and other financial organizations. Loans of portfolio securities by the fund will be collateralized by cash, letters of credit or obligations of the United States government or its agencies and instrumentalities which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. By lending its portfolio securities, the fund will seek to generate income by continuing to receive interest on the loaned securities, by investing the cash collateral in short-term instruments or by obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by the manager to be of good standing and will not be made unless, in the judgment of the manager, the consideration to be earned from such loans would justify the risk.

Temporary Investments. When the fund is maintaining a defensive position, the fund may invest in short-term investments ("Temporary Investments") consisting of: (a) tax-exempt securities in the form of notes of municipal issuers having, at the time of purchase, a rating within the three highest grades of Moody's, S&P or the equivalent rating from an NRSRO or, if not rated, having an issue of outstanding Municipal Bonds rated within the three highest grades by Moody's, S&P or the equivalent rating from an NRSRO; and (b) the following taxable securities: obligations of the United States government, its agencies or instrumentalities ("U.S. government securities"), repurchase agreements, other debt securities rated within the three highest grades by Moody's, S&P or the equivalent rating from an NRSRO, commercial paper rated in the highest grade by either of such rating services, and certificates of deposit of domestic banks with assets of $1 billion or more. The fund may invest in Temporary Investments for defensive reasons in anticipation of a market decline. At no time will more than 20% of the fund's total assets be invested in Temporary Investments unless the fund has adopted a defensive investment policy. The fund intends, however, to purchase tax-exempt Temporary Investments pending the investment of the proceeds of the sale of portfolio securities or shares of the fund's common stock, or in order to have highly liquid securities available to meet anticipated redemptions.
 For the fiscal year ended March 31, 2000, the fund did not invest in taxable Temporary Investments.

Financial Futures and Options Transactions. The fund may enter into financial futures contracts and invest in options on financial futures contracts that are traded on a domestic exchange or board of trade. Such investments, if any, by the fund will be made for the purpose of hedging against changes in the value of portfolio securities due to anticipated changes in interest rates and market conditions and where the transactions are economically appropriate to the reduction of risks inherent in the management of the fund. The futures contracts or options on futures contracts that may be entered into by the fund will be restricted to those that are either based on a municipal bond index or related to debt securities, the prices of which are anticipated by the manager to correlate with the prices of the New Jersey Municipal Securities owned or to be purchased by the fund.

In entering into a financial futures contract, the fund will be required to deposit with the broker through which it undertakes the transaction an amount of cash or cash equivalents equal to approximately 5% of the contract amount. This amount, which is known as "initial margin," is subject to change by the exchange or board of trade, which may charge a higher amount. Initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. In accordance with a process known as "marking-to-market," subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, the fund may elect to close the position by taking an opposite position, which will operate to terminate the fund's existing position in the contract.

A financial futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified property at a specified price, date, time and place. Unlike the direct investment in a futures contract, an option on a financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the financial futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a financial futures contract is limited to the premium paid for the option (plus transaction costs). The value of the option may change daily and that change would be reflected in the net asset value of the fund.

Regulations of the Commodity Futures Trading Commission applicable to the fund require that its transactions in financial futures contracts and options on financial futures contracts be engaged in for bona fide hedging purposes, or if the fund enters into futures contracts for speculative purposes, that the aggregate initial margin deposits and premiums paid by the fund will not exceed 5% of the market value of its assets. In addition, the fund will, with respect to its purchases of financial futures contracts, establish a segregated account consisting of cash or cash equivalents in an amount equal to the total market value of the futures contracts, less the amount of initial margin on a deposit for the contracts.


Municipal Bond Index Futures Contracts. A municipal bond index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specific dollar amount multiplied by the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. No physical delivery of the underlying municipal bonds in the index is made. Municipal bond index futures contracts based on an index of 40 tax-exempt, long-term municipal bonds with an original issue size of at least $50 million and a rating of A- or higher by S&P or A or higher by Moody's began trading in mid-1985. The purpose of the acquisition or sale of a municipal bond index futures contract by the fund, as the holder of long-term municipal securities, is to protect the fund from fluctuations in interest rates on tax-exempt securities without actually buying or selling long-term municipal securities.

There are several risks in connection with the use of futures contracts as a hedging device. Successful use of futures contracts by the fund is subject to the manager's ability to predict correctly movements in the direction of interest rates. Such predictions involve skills and techniques which may be different from those involved in the management of a long-term municipal bond portfolio. In addition, there can be no assurance that there will be a correlation between movements in the price of the municipal bond index and movements in the price of the Municipal Bonds that are the subject of the hedge. The degree of imperfection of correlation depends upon various circumstances, such as variations in speculative market demand for futures contracts and municipal securities, technical influences on futures trading, and differences between the municipal securities being hedged and the municipal securities underlying the futures contracts, in such respects as interest rate levels, maturities and creditworthiness of issuers.
 A decision of whether, when and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates.

Although the fund intends to purchase or sell futures contracts only if there is an active market for such contracts, there is no assurance that a liquid market will exist for the contracts at any particular time. Most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, it will not be possible to close a futures position and, in the event of adverse price movements, the fund would be required to make daily cash payments of variation margin.
 In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee that the price of Municipal Bonds will, in fact, correlate with the price movements in the municipal bond index futures contract and thus provide an offset to losses on a futures contract.

If the fund has hedged against the possibility of an increase in interest rates adversely affecting the value of the Municipal Bonds held in its portfolio and rates decrease instead, the fund will lose part or all of the benefit of the increased value of the Municipal Bonds it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the decline in interest rates. The fund may have to sell securities at a time when it may be disadvantageous to do so.

When the fund purchases municipal bond index futures contracts, an amount of cash and U.S. government securities or other high grade debt securities equal to the market value of the futures contracts will be deposited in a segregated account with the fund's custodian (and/or such other persons as appropriate) to collateralize the positions and thereby insure that the use of such futures contracts is not leveraged.

Options on Financial Futures Contracts. The fund may purchase put and call options on futures contracts which are traded on a domestic exchange or board of trade as a hedge against changes in interest rates, and may enter into closing transactions with respect to such options to terminate existing positions. The fund will sell put and call options on interest rate futures contracts only as part of closing sale transactions to terminate its options positions. There is no guarantee that such closing transactions can be effected.

Options on futures contracts, as contrasted with the direct investment in such contracts, give the purchaser the right, in return for the premium paid, to assume a position in futures contracts at a specified exercise price at any time prior to the expiration date of the options. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures contract margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on interest rate futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the fund.

There are several risks relating to options on futures contracts.
 The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, the fund's purchase of put or call options will be based upon predictions as to anticipated interest rate trends by the manager, which could prove to be inaccurate. Even if the manager's expectations are correct there may be an imperfect correlation between the change in the value of the options and of the fund's portfolio securities.

Other Investments. The fund may invest up to 15% of its total assets in securities with contractual or other restrictions on resale and other instruments which are not readily marketable. Notwithstanding the foregoing, the fund will not invest more than 10% of its assets in securities (excluding those subject to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act")) that are restricted. The fund does not expect to invest more than 5% of its assets in repurchase agreements. In addition, the fund may invest up to 5% of its assets in the securities of issuers which have been in continuous operation for less than three years. The fund also is authorized to borrow an amount of up to 10% of its total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) in order to meet anticipated redemptions and to pledge its assets to the same extent in connection with the borrowings.

INVESTMENT RESTRICTIONS

The fund has adopted the following investment restrictions for the protection of shareholders. Restrictions 1 through 6 below may not be changed without the approval of the holders of a majority of the outstanding shares of the fund, defined as the lesser of (a) 67% of the fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or
(b) more than 50% of the fund's outstanding shares. The remaining restrictions may be changed by the fund's Board of Directors at any time. The fund's investment objective is fundamental and may not be changed without the approval of the holders of a majority of the outstanding shares of the fund.

The fund may not:

	1.	Issue "senior securities" as defined in the 1940 Act and
the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

	2.	Invest more than 25% of its total assets in securities,
the issuers of which are in the same industry. For purposes of this limitation, U.S. government securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

	3. 	Borrow money, except that (a) the fund may borrow from
banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) is derived from such transactions.

	4.	Make loans.  This restriction does not apply to: (a) the
purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

	5.	Engage in the business of underwriting securities issued
by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the 1933 Act in disposing of portfolio securities.

	6.	Purchase or sell real estate, real estate mortgages,
commodities or commodity contracts, but this restriction shall not prevent the fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the fund's investment objective and policies); or (d) investing in real estate investment trust securities.

	7. 	Purchase any securities on margin (except for such
short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

	8.	Purchase or otherwise acquire any security if, as a
result, more than 15% of its net assets would be invested in securities that are illiquid.

	9.	Purchase or sell oil and gas interests.

	10.	Invest more than 5% of the value of its total assets in
the securities of issuers having a record, including predecessors, of less than three years of continuous operation, except U.S.
government securities. For purposes of this restriction, issuers include predecessors, sponsors, controlling persons, general partners, guarantors and originators of underlying assets.

	11.	Invest in companies for the purpose of exercising
control.

	12. 	Invest in securities of other investment companies,
except as they may be acquired as part of a merger, consolidation or acquisition of assets and except to the extent permitted by Section 12 of the 1940 Act (currently, up to 5% of the total assets of the Fund and no more than 3% of the total outstanding voting stock of any one investment company).

	13.	Engage in the purchase or sale of put, call, straddle or
spread options or in the writing of such options, except that the Fund may engage in transactions involving municipal bond index and interest rate futures contracts and options thereon after approval of these investment strategies by the Board of Directors and notice thereof to the Fund's shareholders.

Certain restrictions listed above permit the fund to engage in investment practices that the fund does not currently pursue. The fund has no present intention of altering its current investment practices as otherwise described in the prospectus and this SAI and any future change in those practices would require Board approval and appropriate notice to shareholders. If a percentage restriction is complied with at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the fund's assets will not constitute a violation of such restriction.

RISK FACTORS

The following summaries are included for the purpose of providing certain information regarding the economic climate and financial condition of the State of New Jersey and Puerto Rico, and are based primarily on information from official statements made available in connection with the issuance of certain securities and other documents and sources and does not purport to be complete. The fund has not undertaken to verify independently such information and the fund assumes no responsibility for the accuracy of such information.
 These summaries do not provide information regarding most securities in which the fund is permitted to invest and in particular do not provide specific information on the issuers or types of municipal securities in which the fund invests or the private business entities whose obligations support the payments on private activity bonds ("AMT-Subject bonds"), which include industrial development bonds and bonds issued to finance such projects as airports, housing projects, solid waste disposal facilities, student loan programs and water and sewage projects, in which the fund will invest. See "Alternative Minimum Tax" below.
 Therefore, the general risk factors as to the credit of the state or its political subdivisions discussed herein may not be relevant to the fund. Although revenue obligations of a state or its political subdivisions may be payable from a specific project or source, there can be no assurance that future economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of the fund or the ability of the respective obligors to make timely payments of principal and interest on such obligations. In addition, a number of factors may adversely affect the ability of the issuers of municipal securities to repay their borrowings that are unrelated to the financial or economic condition of a state, and that, in some cases, are beyond their control. Furthermore, issuers of municipal securities are generally not required to provide ongoing information about their finances and operations to holders of their debt obligations, although a number of cities, counties and other issuers prepare annual reports.

Alternative Minimum Tax

Under current federal income tax law, (1) interest on tax-exempt municipal securities issued after August 7, 1986 which are "specified private activity bonds," and the proportionate share of any exempt-interest dividend paid by a regulated investment company which receives interest from such specified private activity bonds, will be treated as an item of tax preference for purposes of the alternative minimum tax ("AMT") imposed on individuals and corporations, though for regular federal income tax purposes such interest will remain fully tax-exempt, and (2) interest on all Tax-Exempt Obligations will be included in "adjusted current earnings" of corporations for AMT purposes. Such AMT-subject bonds have provided, and may continue to provide, somewhat higher yields than other comparable municipal securities.

Investors should consider that, in most instances, no state, municipality or other governmental unit with taxing power will be obligated with respect to AMT-Subject bonds. AMT-Subject bonds are in most cases revenue bonds and do not generally have the pledge of the credit or the taxing power, if any, of the issuer of such bonds.
 AMT-Subject bonds are generally limited obligations of the issuer supported by payments from private business entities and not by the full faith and credit of a state or any governmental subdivision.
 Typically the obligation of the issuer of AMT-Subject bonds is to make payments to bond holders only out of and to the extent of, payments made by the private business entity for whose benefit the AMT-Subject bonds were issued. Payment of the principal and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. It is not possible to provide specific detail on each of these obligations in which fund assets may be invested.

Risk of Concentration In a Single State

The primary purpose of investing in a portfolio of a single state's municipal securities is the special tax treatment accorded the state's resident individual investors. However, payment of interest and preservation of principal is dependent upon the continuing ability of the state's issuers and/or obligors on state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should be aware of certain factors that might affect the financial condition of issuers of municipal securities, consider the greater risk of the concentration of a fund versus the safety that comes with a less concentrated investment portfolio and compare yields available in portfolios of the relevant state's issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.

Municipal securities in which the fund's assets are invested may include debt obligations of the municipalities and other subdivisions of the relevant state issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, schools, streets and water and sewer works. Other purposes for which municipal securities may be issued include the obtaining of funds to lend to public or private institutions for the construction of facilities such as educational, hospital, housing, and solid waste disposal facilities. The latter, including most AMT-Subject bonds, are generally payable from private sources which, in varying degrees, may depend on local economic conditions, but are not necessarily affected by the ability of the state and its political subdivisions to pay their debts. It is not possible to provide specific details on each of these obligations in which fund assets may be invested. However, all such securities, the payment of which is not a general obligation of an issuer having general taxing power, must satisfy, at the time of an acquisition by the fund, the minimum rating(s). See "Appendix A: Bond and Commercial Paper Ratings" for a description of ratings and rating criteria. Some municipal securities may be rated based on a "moral obligation" contract which allows the municipality to terminate its obligation by deciding not to make an appropriation. Generally, no legal remedy is available against the municipality that is a party to the "moral obligation" contract in the event of such non-appropriation.

Municipal Market Volatility. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

Interest Rate Changes. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

Issuer-Specific Changes. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. Lower-quality debt securities (those of less than investment-grade quality) tend to be more sensitive to these changes than higher-quality debt securities. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be affected negatively by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues from the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal security has not complied with applicable tax requirements, or the structure of a security fails to function as intended, interest from the security could become taxable or the security could decline significantly in value.

SPECIAL CONSIDERATIONS RELATING TO NEW JERSEY MUNICIPAL SECURITIES

Prospective investors should consider the recent financial difficulties and pressures which the State of New Jersey (the
"State") and certain of its public authorities have undergone.

Financial Condition

Pursuant to the State Constitution, no money may be drawn from the State Treasury except for appropriations made by law. In addition, all monies for the support of State purposes must be provided for in one general appropriation law covering one and the same fiscal year.

In addition to the Constitutional provisions, the New Jersey statutes contain provisions concerning the budget and appropriation system. Under these provisions, each unit of the State requests an appropriation from the Director of the Division of Budget and Accounting, who reviews the budget requests and forwards them with his recommendations to the Governor. The Governor then transmits his recommended expenditures and sources of anticipated revenue to the legislature, which reviews the Governor's Budget Message and submits an appropriations bill to the Governor for his signature by July 1 of each year. At the time of signing the bill, the Governor may revise appropriations or anticipated revenues. That action can be reversed by a two-thirds vote of each House. No supplemental appropriation may be enacted after adoption of the act, except where there are sufficient revenues on hand or anticipated, as certified by the Governor, to meet the appropriation. Finally, the Governor may, during the course of the year, prevent the expenditure of various appropriations when revenues are below those anticipated or when he determines that such expenditure is not in the best interest of the State.

Economic Climate

During 1998 a continuation of the national business expansion, a strong business climate in New Jersey and positive developments in surrounding metropolitan areas were major sources of State economic growth.

Average employment in 1998 increased by 76.5 thousand jobs compared to 1997. Job gains were spread across a number of industries with particularly strong growth in business services (20,900) and in wholesale and retail trade (18,000).

For the last decade, New Jersey's job growth has been concentrated in five clusters of economic activity--high technology, health, financial, entertainment and logistics. One of every three of the State's workers are in these sectors, and as a whole these sectors accounted for a 19 percent increase in employment over the past decade compared to a four percent employment growth for all other State industries.

Personal income in New Jersey, spurred by strong labor markets increased by 5.4 percent in 1998, a rate comparable to the national rate of increase. As a result, retail sales rose by an estimated
6.2 percent. Low inflation, now less than 2 percent, continues to benefit New Jersey consumers and businesses and low interest rates boost housing and consumer durable expenditures. Home building had its best year of the decade.

Joblessness fell in terms of both its absolute level and its rate, and by the end of 1998, New Jersey's unemployment rate was at or below that of the nation.

The outlook for 1999/2000 is for continued, although more moderate economic growth. Job gains in the State may be constrained at times by labor shortages in skilled technical areas, will be in the 50,000 range and personal income growth will slow to an average of 4.3%.

Major caveats and uncertainties in the economic forecast for 1999/2000 have increased. The national conditions in energy, agriculture and manufactured exports, particularly to Asian markets, are threats to the U.S. economy. However, these areas of economic activity are under-represented in New Jersey and hence the State has been able to avoid the immediate and direct effects of those problems.

Other areas of concern include possible significant shifts in consumer and investor confidence, unstable and potentially deflationary international economic conditions, and the prospect of leaner profits for U.S. corporations. In addition, the restructuring of major industries will continue spurred by the imperative of cost containment, globalization of competition, and deregulation. Thus, 1999/2000 contains more risk than the recent past, but the momentum and measures of the State's economic health are favorable.

The New Jersey outlook is based largely on expected national economic performance and on recent State strategic policy actions aimed at infrastructure improvements, effective education and training of our workforce, and those maintaining a competitive business climate. Investments in each of these policy areas are seen as vital to maintaining the long-term health of the State's economy.

2000 Fiscal Year

The State's 2000 Fiscal Year budget became law on June 30, 1999. State Aid to Local Governments is the largest portion of Fiscal Year 2000 recommendations. In fiscal year 2000, $7,904.6 million of the State's recommendations consist of funds which are distributed to municipalities, counties and school districts. The largest recommended State Aid appropriation, in the amount of $6,096.5 million, is provided for local elementary and secondary education programs. Of this amount $2,845.1 is for core curriculum standards, $312.7 million is for early childhood aid, $254.4 million is Abbott
v. Burke Parity Remedy aid, $265.8 million is for pupil transportation aid and $682.3 million is for special education. Also, $88.5 million provides nonpublic school aid and $149.1 million pays debt service on school bonds. Other significant amounts are $143.7 million for supplemental core curriculum standards aid and $190.5 million for demonstrably effective program aid. In addition, $700.4 million is recommended on behalf of school districts as the employers share of the social security and teachers' pensions and benefits programs.

As a result of the decision on May 21, 1998 of the New Jersey Supreme Court in Abbott v. Burke the State may be required to undertake certain additional instructional and support programs for children in the "Abbott" school districts. The State is unable to estimate its exposure.

Appropriations to the State Department of Community Affairs ("DCA") total $898.4 million in State Aid monies for Fiscal Year 2000. The Consolidated Municipal Property Tax Relief Act is recommended in the amount of $767.9 million. In addition there is $16.7 million appropriated for housing programs, $33.0 million for block grant programs, $30 million for extraordinary aid and $40.5 million as special assistance to specific cities and $10.0 million for the Regional Efficiency Development Incentive Grant Program. Appropriations to the State Department of the Treasury total $422.8 million in State Aid monies for Fiscal Year 2000. The principal programs funded by these recommended appropriations are aid to county colleges ($174.4 million); the cost of senior citizens, disabled and veterans property tax deductions and exemptions ($51.2 million); $20.0 million for debt service for county investments in solid waste management facilities; and the State contributions to the Consolidated Police and Firemen's Pension Funds ($49.4 million).
 Also, $112.0 million is appropriated for school renovation and construction funded by a portion of the increased cigarette tax ($50.0 million) and the new "Big Game" lottery ($62.0 million).

The second largest portion of appropriations in Fiscal Year 2000 is for grants-in-aid. These represent payments to individuals or public or private agencies for benefits to which a recipient is entitled to by law, or for provision of services on behalf of the State. The amount appropriated in Fiscal Year 2000 for grants-in-aid is $5,976.4 million.

$2,296.0 million is recommended for programs administered by the State Department of Human Services. Of that amount, $1,403.3 million is for medical services provided under the Medicaid program, $246.5 million is for community programs for the developmentally disabled, $208.0 million is for community programs for the mentally ill; $258.7 million is for grant programs administered by the Division of Youth and Family Services, and $146.6 million is for welfare reform and homeless services.

The State Department of Health and Senior Services is appropriated $1,127.3 million. Of that amount, $633.3 million is for medical services provided under the Medicaid program, $242.5 million is for pharmaceutical assistance to the aged and disabled, $99.7 million is for hospital charity care and KidCare, $70.8 million is for the Lifeline Program; $39.7 million is for addiction and AIDS Services, and $10.3 million is for the proposed Elder Care Program. $1,076.5 million is recommended for the State Department of Law and Public Safety and the Department of Corrections.

$149.2 million is recommended for the State Department of Transportation for the various programs it administers, such as the maintenance and improvement of the State highway system and subsidies for railroads and bus companies.

$189.7 million is recommended for the State Department of Environmental Protection for the protection of air, land, water, forest, wildlife, and shellfish resources and for the provision of outdoor recreational facilities.

$54.9 million is recommended to the Department of Labor for the administration of programs for workers compensation, unemployment and temporary disability insurance, manpower development and health safety inspection.

State Related Obligations

The primary method for State financing of capital projects is through the sale of the general obligation bonds of the State.
These bonds are backed by the full faith and credit of the State.
 State tax revenues and certain other fees are pledged to meet the principal and interest payments and provided, redemption premium payments required to pay the debt fully. No general obligation debt can be issued by the State without prior voter approval, except that no voter approval is required for any law authorizing the creation of a debt for the purpose of refinancing all or a portion of outstanding debt of the State, so long as such law requires that the refinancing provide a debt service savings.

In general, the credit quality and credit risk of any issuer's debt depend on the state and local economy, the health of the issuer's finances, the amount of the issuer's debt, the quality of management, and the strength of legal provisions in debt documents that protect debt holders. Credit risk is usually lower wherever the economy is strong, growing and diversified; financial operations are sound; and the debt burden is reasonable.

The average rating among states in the U.S. for full faith and credit state debt is "Aa" and "AA" by Moody's Investors Service, Inc. and Standard & Poor's Corporation, respectively. Against this measure and the criteria listed above, the credit risk associated with direct obligations of the State of New Jersey and state agencies, including general obligation and revenue bonds, and lease debt, compares very favorably. In general, New Jersey's high credit quality over time reflects the strong growth and diversification of its economy, a manageable debt position, wealth levels much higher than the national average, and stable financial position. New Jersey remains a wealthy state, and continues to be the second wealthiest after Connecticut. Per capita state income is 28% higher than the U.S. average.

The State's debt burden is manageable in relation to the State's wealth and resources, but has increased significantly since 1991 as the State has financed capital outlays previously funded out of current revenues such as transportation improvements and pension liabilities. Tax-supported debt as measured against income and population is now among the highest in the U.S. However, debt retirement is rapid even though debt service has a modest claim on State revenues. New debt issuance is expected to be manageable.

After a decade of sound financial operations in the 1980s, characterized by robust increases in revenues and fund balances, the State faced several years of budgetary distress in the early 1990s. Declining tax revenues and swelling expenditures for Medicaid, public assistance, and corrections generated repeated budget gaps that the State was able to close only by utilizing non-recurring revenue sources. Most recently an improving state and national economy has resulted in increased revenues and some moderation in budget strain despite significant tax cuts.

A positive credit factor for local government in New Jersey is the strong State oversight of local government operations. The State can and has seized control of mismanaged jurisdictions. In general, the high level of wealth and the strong economic base in the State have resulted in credit quality for local government that is among the highest in the U.S. In addition, the State guarantees the debt service of many local government bond issues such as those for school districts.

Despite the strengths of New Jersey credit quality, there are risks.
 New Jersey has a number of older urban centers, including Newark and Camden, that present a continuing vulnerability with respect to economic and social problems. The cost and financing of solid waste management continues to be a challenge to local government. The State so far has successfully faced court-mandated educational finance reforms, but the impact on State finances may yet be felt.
 There is pressure for property tax reform, and this too could adversely affect State finances in the future.

SPECIAL CONSIDERATIONS REGARDING PUERTO RICO, THE U.S VIRGIN ISLANDS
AND GUAM

Puerto Rico

The following highlights some of the more significant financial trends and problems affecting the Commonwealth of Puerto Rico (the "Commonwealth" or "Puerto Rico"), and is based on information drawn from official statements and prospectuses relating to the securities offerings of Puerto Rico, its agencies and instrumentalities, as available on the date of this SAI. SSB Citi has not independently verified any of the information contained in such official statements, prospectuses, and other publicly available documents, but is not aware of any fact that would render such information materially inaccurate.

Puerto Rico has a diversified economy dominated by the manufacturing and service sectors. The North American Free Trade Agreement ("NAFTA"), which became effective January 1, 1994, has led to loss of lower wage jobs such as textiles, but economic growth in other areas, particularly tourism, construction and the high technology areas have compensated for that loss. Puerto Rico's economy expanded in the 1990's in step with the U.S. economy.

The Commonwealth of Puerto Rico differs from the states in its relationship with the federal government. Most federal taxes, except those such as social security taxes that are imposed by mutual consent, are not levied in Puerto Rico. Moreover, Under Section 936 of the Internal Revenue Code 1986, as amended (the "Code") U.S. companies enjoyed an effective 100% federal tax exemption for operating and qualifying investment income from Puerto Rico sources.
 However, in conjunction with the 1993 U.S. budget plan, Section 936 was amended and provided for two alternative limitations to the
Section 936 credit. The first option limited the credit against such income to 40% of the credit allowable under then current law, with a five year phase-in period starting at 60% of the allowable credit. The second option was a wage and depreciation based credit. Additional amendments to Section 936 in 1996 imposed caps on these credits, beginning in 1998 for the first option and beginning in 2002 for the second option. More importantly, the 1996 amendments eliminated both options for taxable years beginning in 2006.

Also in 1996, a new Section 30A was added to the Code. Section 30A permits a "qualifying domestic corporation" that meets certain gross income tests to claim a credit against the federal income tax imposed on taxable income derived from sources outside the United States from the active conduct of a trade or business in Puerto Rico or from the sale of substantially all the assets used in such a business. Section 30A will be phased out by January 1, 2006. The Governor of Puerto Rico has proposed that Congress permanently extend Section 30A until the Puerto Rican economy achieves certain economic improvements. Similarly, President Clinton proposed permanent extension of the Section 30A in both his 1998 and 1999 budgets. To date, however, no action has been taken.

The eventual elimination of tax benefits to those U.S. companies with operations in Puerto Rico may lead to slower growth in the future. There can be no assurance that this will not lead to a weakened economy, a lower rating on Puerto Rico's debt or lower prices for Puerto Rican bonds that may be held by the fund in the long-term. The government of Puerto Rico has enacted its own tax incentive programs for both industrial and tourist activities.

Puerto Ricans have periodically considered conversion to statehood and such a vote is likely again in the future. The statehood proposal was defeated in December, 1998.

U.S. Virgin Islands

The United States Virgin Islands ("USVI") is heavily reliant on the tourism industry, with roughly 43% of non-agricultural employment in tourist-related trade and services. The tourism industry is economically sensitive and would likely be affected adversely by a recession in either the United States or Europe.

An important component of the USVI revenue base is the federal excise tax on rum exports. Tax revenues rebated by the federal government to the USVI provide the primary security of many outstanding USVI bonds. Since more than 90% of the rum distilled in the USVI is distilled at one plant, any interruption in its operations (as occurred after Hurricane Hugo in 1989) would adversely affect these revenues. The last major hurricane to impact the USVI was Hurricane Marilyn on September 15, 1995. Consequently, there can be no assurance that rum exports to the United States and the rebate of tax revenues to the USVI will continue at their present levels. The preferential tariff treatment the USVI rum industry currently enjoys could be reduced under NAFTA. Increased competition from Mexican rum producers could reduce USVI rum imported to the U.S., decreasing excise tax revenues generated. The USVI is periodically hit by hurricanes. Several hurricanes have caused extensive damage, which has had a negative impact on revenue collections. There is currently no rated, unenhanced Virgin Islands debt outstanding (although there is unrated debt outstanding).

Guam

The U.S. territory of Guam derives a substantial portion of its economic base from Japanese tourism. With a reduced U.S. military presence on the island, Guam has relied more heavily on tourism in the past few years. During its 1997 fiscal year, the government was able to make noticeable progress on its traditional budgetary problems operating with a balanced budget for that fiscal year. However, during 1998, the Japanese recession combined with the impact of typhoon Paka resulted in a budget deficit of $21 million. With hotels alone accounting for 8.5% of Guam's employment and Japanese tourists comprising 86% of total visitor arrivals, the Japanese recession and depreciation of the yen versus the dollar in 1999 have had a negative impact on the island's economy. Based on these factors, S&P downgraded Guam's rating to BBB- from BBB with a negative outlook on May 26, 1999. There does seem to be some recent improvement in the Japanese economy. However, Guam has not realized any economic benefit as visitor arrivals are 0.8% below 1998 levels for the second quarter ended June 30, 1999, driving General Fund revenues down 3.1%.

PORTFOLIO TRANSACTIONS

Newly issued securities normally are purchased directly from the issuer or from an underwriter acting as principal. Other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained; those dealers may be acting as either agents or principals. The purchase price paid by the fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers normally are executed at a price between the bid and asked prices. For the 1998, 1999 and 2000 fiscal years, the fund has paid no brokerage commissions.

Allocation of transactions, including their frequency, to various dealers is determined by the manager in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary considerations are availability of the desired security and the prompt execution of orders in an effective manner at the most favorable prices. Subject to these considerations, dealers that provide supplemental investment research and statistical or other services to the manager may receive orders for portfolio transactions by the fund. Information so received is in addition to, and not in lieu of, services required to be performed by the manager, and the fees of the manager are not reduced as a consequence of its use of such supplemental information. Such information may be useful to the manager in serving both the fund and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the manager in carrying out its obligations to the fund.

The fund will not purchase Tax-Exempt Obligations during the existence of any underwriting or selling group relating thereto of which Salomon Smith Barney is a member, except to the extent permitted by the SEC. Under certain circumstances, the fund may be at a disadvantage because of this limitation in comparison with other investment companies which have a similar investment objective but which are not subject to such limitation. The fund also may execute portfolio transactions through Salomon Smith Barney and its affiliates in accordance with rules promulgated by the SEC.

While investment decisions for the fund are made independently from those of the other accounts managed by the manager, investments of the type the fund may make also may be made by those other accounts.
 When the fund and one or more other accounts managed by the manager are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the manager to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the fund or the size of the position obtained or disposed of by the fund.

PORTFOLIO TURNOVER

The fund's portfolio turnover rate (the lesser of purchases or sales of portfolio securities during the year, excluding purchases or sales of short-term securities, divided by the monthly average value of portfolio securities) generally is not expected to exceed 100%, but the portfolio turnover rate will not be a limiting factor whenever the fund deems it desirable to sell or purchase securities. Securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another security of comparable quality may be purchased at approximately the same time in order to take advantage of what the fund believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of tax-exempt securities. For the 1999 and 2000 fiscal years, the fund's portfolio turnover rates were 52% and 21%, respectively.

PURCHASE OF SHARES

Sales Charge Alternatives

The following classes of shares are available for purchase. See the prospectus for a discussion of factors to consider in selecting which Class of shares to purchase.

Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows:



Amount of
Investment

Sales Charge as
a %
Of Transaction

Sales Charge as
a %
of Amount
Invested
Dealers'
Reallowance as %
of Offering Price
Less than $25,000

4.00%

 4.17%

  3.60%
$ 25,000 - 49,999

3.50

 3.63

  3.15
50,000   99,999

3.00

 3.09

  2.70
100,000   249,999

2.50

 2.56

  2.25
250,000   499,999

1.50

 1.52

  1.35
500,000 or more

 *

    *
*

* Purchases of Class A shares of $500,000 or more will be made at net asset value without any initial sales charge, but will be subject to a deferred sales charge of 1.00% on redemptions made within 12 months of purchase. The deferred sales charge on Class
A shares is payable to Salomon Smith Barney, which compensates Salomon Smith Barney Financial Consultants and other dealers whose clients make purchases of $500,000 or more. The deferred sales charge is waived in the same circumstances in which the deferred sales charge applicable to Class B and Class L shares is waived. See "Purchase of Shares-Deferred Sales Charge Alternatives" and "Purchase of Shares-Waivers of Deferred Sales Charge."

Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the fund as defined in the 1933 Act. The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the fund made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

Class B Shares. Class B shares are sold without an initial sales charge but are subject to a deferred sales charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below.

Class L Shares. Class L shares are sold with an initial sales charge of 1.00% (which is equal to 1.01% of the amount invested) and are subject to a deferred sales charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below. Until June 22, 2001 purchases of Class L shares by investors who were holders of Class C shares of the fund and/or other Smith Barney Mutual Funds on June 12, 1998 will not be subject to the 1% initial sales charge.

Class Y Shares. Class Y shares are sold without an initial sales charge or deferred sales charge and are available only to investors investing a minimum of $15,000,000 (except purchases of Class Y shares by Smith Barney Concert Allocation Series Inc., for which there is no minimum purchase amount).

General

Investors may purchase shares from a Salomon Smith Barney Financial Consultant or a broker that clears through Salomon Smith Barney ("Dealer Representative"). In addition, certain investors, including qualified retirement plans purchasing through certain Dealer Representatives, may purchase shares directly from the fund.
 When purchasing shares of the fund, investors must specify whether the purchase is for Class A, Class B, Class L or Class Y shares. Salomon Smith Barney and Dealer Representatives may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at PFPC Global Fund Services, ("PFPC" or "sub-transfer agent") are not subject to a maintenance fee.

Investors in Class A, Class B and Class L shares may open an account in the fund by making an initial investment of at least $1,000 for each account, in the fund. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class L shares and subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment required for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements for Class A shares for employees of Citigroup including Salomon Smith Barney, unitholders who invest distributions from a Unit Investment Trust ("UIT") sponsored by Salomon Smith Barney, and Directors/Trustees of any of the Smith Barney Mutual Funds, and their spouses and children. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by the sub-transfer agent.
 Share certificates are issued only upon a shareholder's written request to the sub-transfer agent. It is not recommended that the Fund be used as a vehicle for Keogh, IRA or other qualified retirement plans.

Purchase orders received by the fund or a Salomon Smith Barney Financial Consultant prior to the close of regular trading on the NYSE, on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day (the ''trade date''). Orders received by a Dealer Representative prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by the fund or the fund's agent prior to its close of business. For shares purchased through Salomon Smith Barney or a Dealer Representative purchasing through Salomon Smith Barney, payment for shares of the fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, Salomon Smith Barney or the sub-transfer agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder's fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by Salomon Smith Barney or the sub-transfer agent. The Systematic Investment Plan also authorizes Salomon Smith Barney to apply cash held in the shareholder's Salomon Smith Barney brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the fund or a Salomon Smith Barney Financial Consultant or a Dealer Representative.

Sales Charge Waivers and Reductions

Initial Sales Charge Waivers. Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) Board Members and employees of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney Mutual Funds (including retired Board Members and employees); the immediate families of such persons (including the surviving spouse of a deceased Board Member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the National Association of Securities Dealers, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Salomon Smith Barney Financial Consultant (for a period up to 90 days from the commencement of the Financial Consultant's employment with Salomon Smith Barney), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Consultant's prior employer, (ii) was sold to the client by the Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another Smith Barney Mutual Fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup;
(f) investments of distributions from or proceeds from a sale of a UIT sponsored by Salomon Smith Barney; and (g) purchases by investors participating in a Salomon Smith Barney fee-based arrangement. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

Right of Accumulation. Class A shares of the fund may be purchased by ''any person'' (as defined above) at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the fund and of other Smith Barney Mutual Funds that are offered with a sales charge as currently listed under ''Exchange Privilege'' then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

Letter of Intent - Class A Shares. A Letter of Intent for an amount of $50,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the ''Amount of Investment'' as referred to in the preceding sales charge table includes (i) all Class A shares of the fund and other Smith Barney Mutual Funds offered with a sales charge acquired during the term of the letter plus (ii) the value of all Class A shares previously purchased and still owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. The term of the Letter will commence upon the date the Letter is signed, or at the options of the investor, up to 90 days before such date. Please contact a Salomon Smith Barney Financial Consultant or Citi Fiduciary Trust Company (the "transfer agent") to obtain a Letter of Intent application.

Letter of Intent - Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares (except purchases of Class Y shares by Smith Barney Concert Allocation Series Inc., for which there is no minimum purchase amount). Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the fund and agree to purchase a total of $15,000,000 of Class Y shares of the fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.15%) and expenses applicable to the fund's Class A shares, which may include a deferred sales charge of 1.00%. Please contact a Salomon Smith Barney Financial Consultant or the transfer agent for further information.

Deferred Sales Charge Provisions

''Deferred Sales Charge Shares'' are: (a) Class B shares; (b) Class L shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a deferred sales charge. A deferred sales charge may be imposed on certain redemptions of these shares.

Any applicable deferred sales charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred Sales Charge Shares that are redeemed will not be subject to a deferred sales charge to the extent the value of such shares represents: (a) capital appreciation of fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class L shares and Class A shares that are Deferred Sales Charge Shares, shares redeemed more than 12 months after their purchase.

Class L shares and Class A shares that are Deferred Sales Charge Shares are subject to a 1.00% deferred sales charge if redeemed within 12 months of purchase. In circumstances in which the deferred sales charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding Salomon Smith Barney statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.




Year Since Purchase Payment Was Made

Deferred sales charge

First

4.50%

Second

4.00

Third

3.00

Fourth

2.00

Fifth

1.00

Sixth and thereafter

0.00

Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.

In determining the applicability of any deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gains distributions and finally of other shares held by the shareholder for the longest period of time. The length of time Deferred Sales Charge Shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other Smith Barney Mutual Funds, and fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For federal income tax purposes, the amount of the deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any deferred sales charge will be paid to Salomon Smith Barney.

To provide an example, assume an investor purchased 100 Class B shares of the fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares of the fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The deferred sales charge would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

Waivers of Deferred Sales Charge

The deferred sales charge will be waived on: (a) exchanges (see ''Exchange Privilege''); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see ''Automatic Cash Withdrawal Plan'') (however, automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) involuntary redemptions; and (e) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any deferred sales charge imposed on the prior redemption.

Deferred sales charge waivers will be granted subject to confirmation (by Salomon Smith Barney in the case of shareholders who are also Salomon Smith Barney clients or by the transfer agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

Volume Discounts

The schedule of sales charges on Class A shares described in the prospectus applies to purchases made by any "purchaser," which is defined to include the following: (a) an individual; (b) an individual's spouse and his or her children purchasing shares for their own account; (c) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account; and
(d) a trustee or other professional fiduciary (including a bank, or an investment adviser registered with the SEC under the Investment Advisers Act of 1940 purchasing shares of the fund for one or more trust estates or fiduciary accounts. Purchasers who wish to combine purchase orders to take advantage of volume discounts on Class A shares should contact a Salomon Smith Barney Financial Consultant.


DETERMINATION OF NET ASSET VALUE

Each class' net asset value per share is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and class-specific expenses, the per share net asset value of each class may differ. The following is a description of the procedures used by the fund in valuing its assets.

Generally, the fund's investments are valued at market value or, in the absence of a market value with respect to any securities, at fair value as determined by or under the direction of the Board of Directors. A security that is primarily traded on a domestic or foreign exchange is valued at the last sale price on that exchange or, if there were no sales during the day, at the mean between the bid and asked price. Over-the-counter securities are valued at the mean between the bid and asked price. If market quotations for those securities are not readily available, they are valued at fair value, as determined in good faith by the fund's Board of Directors.
 An option is generally valued at the last sale price or, in the absence of a last sale price, the last offer price.

U.S. government securities will be valued at the mean between the closing bid and asked prices on each day, or, if market quotations for those securities are not readily available, at fair value, as determined in good faith by the fund's Board of Directors.

Short-term investments maturing in 60 days or less are valued at amortized cost whenever the Board of Directors determines that amortized cost reflects fair value of those investments. Amortized cost valuation involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the instrument.

All other securities and other assets of the fund will be valued at fair value as determined in good faith by the fund's Board of Directors.

Determination of Public Offering Price

The fund offers its shares to the public on a continuous basis. The public offering price per Class A and Class Y share of the fund is equal to the net asset value per share at the time of purchase plus, for Class A shares, an initial sales charge based on the aggregate amount of the investment. The public offering price per Class B and Class L share (and Class A share purchases, including applicable rights of accumulation, equaling or exceeding $500,000) is equal to the net asset value per share at the time of purchase and no sales charge is imposed at the time of purchase. The method of computing the public offering price is shown in the fund's financial statements, incorporated by reference in their entirety into this SAI.


REDEMPTION OF SHARES

The fund is required to redeem the shares of the fund tendered to it, as described below, at a redemption price equal to their net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable deferred sales charge. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the transfer agent receives further instructions from Salomon Smith Barney, or if the shareholder's account is not with Salomon Smith Barney, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Salomon Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and Salomon Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to fifteen days or more.

Shares held by Salomon Smith Barney as custodian must be redeemed by submitting a written request to a Salomon Smith Barney Financial Consultant. Shares other than those held by Salomon Smith Barney as custodian may be redeemed through an investor's Financial Consultant, Dealer Representative or by submitting a written request for redemption to:

Smith Barney New Jersey Municipals Fund Inc.
Class A, B, L or Y (please specify)
c/o PFPC Global Fund Services
	P.O. Box 9699
	Providence, RI 02940-9699

A written redemption request must (a) state the Class and number or dollar amount of shares to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the transfer agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $10,000 must be guaranteed by an eligible guarantor institution, such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $10,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor's address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, Directors or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

Telephone Redemption and Exchange Program. Shareholders who do not have a brokerage account may be eligible to redeem and exchange shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact the transfer agent at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guarantee, that will be provided by the sub-transfer agent upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making his/her initial investment in a fund.)

Redemptions.   Redemption requests of up to $10,000 of any class or
classes of shares of a fund may be made by eligible shareholders by calling the transfer agent at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day the NYSE is open. Redemptions of shares (i) by retirement plans or (ii) for which certificates have been issued are not permitted under this program.

A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged.
 Such exchange requests may be made by calling Citi Fiduciary Trust Company at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day on which the NYSE is open.

Additional Information Regarding Telephone Redemption and Exchange
Program.   Neither the fund nor its agents will be liable for
following instructions communicated by telephone that are reasonably believed to be genuine. The fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded).
 The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days' prior notice to shareholders.

Redemptions in Kind. In conformity with applicable rules of the SEC, redemptions may be paid in portfolio securities, in cash or any combination of both, as the Board of Directors may deem advisable; however, payments shall be made wholly in cash unless the Board of Directors believes economic conditions exist that would make such a practice detrimental to the best interests of the fund and its remaining shareholders. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under "Determination of Net Asset Value" in the Prospectus and a shareholder would incur brokerage expenses if these securities were then converted to cash.

Distributions in Kind

If the fund's Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the fund to make a redemption payment wholly in cash, the fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the fund's net assets by a distribution in kind of portfolio securities in lieu of cash. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the "Withdrawal Plan") is available to shareholders who own shares with a value of at least $10,000 and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of the fund as may be necessary to cover the stipulated withdrawal payment. Any applicable deferred sales charge will not be waived on amounts withdrawn by shareholders that exceed 1.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences. (With respect to Withdrawal Plans in effect prior to November 7, 1994, any applicable deferred sales charge will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences.) To the extent withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the fund, there will be a reduction in the value of the shareholder's investment, and continued withdrawal payments will reduce the shareholder's investment and may ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholder in amounts of less than $5,000 ordinarily will not be permitted.

Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the sub-transfer agent as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund. For additional information, shareholders should contact a Salomon Smith Barney Financial Consultant. Withdrawal Plans should be set up with a Salomon Smith Barney Financial Consultant. A shareholder who purchases shares directly through the sub-transfer agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the sub-transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawals. For additional information, shareholders should contact a Salomon Smith Barney Financial Consultant.


The fund offers shareholders an automatic cash withdrawal plan, under which shareholders who own shares with a value of at least $10,000 may elect to receive cash payments of at least $50 monthly or quarterly. Retirement plan accounts are eligible for automatic cash withdrawal plans only where the shareholder is eligible to receive qualified distributions and has an account value of at least $5,000. The withdrawal plan will be carried over on exchanges between Classes of a fund. Any applicable deferred sales charge will not be waived on amounts withdrawn by a shareholder that exceed 1.00% per month of the value of the shareholder's shares subject to the deferred sales charge at the time the withdrawal plan commences. (With respect to withdrawal plans in effect prior to November 7, 1994, any applicable deferred sales charge will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of the shareholder's shares subject to the deferred sales charge.) For further information regarding the automatic cash withdrawal plan, shareholders should contact a Salomon Smith Barney Financial Consultant.

INVESTMENT MANAGEMENT AND OTHER SERVICES

Investment Adviser and Administrator - SSB CITI

SSB Citi serves as investment adviser to the fund pursuant to an investment advisory agreement (the "Investment Advisory Agreement") with the fund which was approved by the Board of Directors, including a majority of Directors who are not "interested persons" of the fund or of SSB Citi. SSB Citi is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("Holdings"), which in turn, is a wholly owned subsidiary of Citigroup. Subject to the supervision and direction of the fund's Board of Directors, SSB Citi manages the fund's portfolio in accordance with the fund's stated investment objective and policies, makes investment decisions for the fund, places orders to purchase and sell securities, and employs professional portfolio managers and securities analysts who provide research services to the fund. SSB Citi pays the salary of any officer and employee who is employed by both it and the fund. SSB Citi bears all expenses in connection with the performance of its services. SSB Citi (through its predecessor entities) has been in the investment counseling business since 1968 and renders investment advice to -investment company clients that had aggregate assets under management as of June 30, 2000 of approximately $222 billion.

As compensation for investment advisory services, the fund pays the manager a fee computed daily and payable monthly at 0.30% of the value of the fund's average daily net assets. For the fiscal years ended March 31, 1998, 1999, and 2000, the fund paid the manager net of fee waivers and expense reimbursements, $665,651, $722,522, and $672,124, respectively, in investment advisory fees.

SSB Citi also serves as administrator to the fund pursuant to a written agreement (the "Administration Agreement"). SSB Citi pays the salary of all officers and employees who are employed by both it and the fund and bears all expenses in connection with the performance of its services. As administrator SSB Citi: (a) assists in supervising all aspects of the fund's operations; b) supplies the fund with office facilities (which may be in SSB Citi's own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of (i) the net asset value of shares of the fund, (ii) applicable deferred sales charges and similar fees and charges and (iii) distribution fees, internal auditing and legal services, internal executive and administrative services, and stationary and office supplies; and (c) prepares reports to shareholders of the fund, tax returns and reports to and filings with the SEC and state Blue Sky authorities.

As compensation for administrative services rendered to the fund, the manager receives a fee computed daily and payable monthly at the following annual rates of average daily net assets: 0.20% up to $500 million; and 0.18% in excess of $500 million. For the fiscal years ended March 31, 1998, 1999 and 2000 the fund paid the manager in administration fees $443,768, $481,681 and $448,083, respectively.

The fund bears expenses incurred in its operations including: taxes, interest, brokerage fees and commissions, if any; fees of Directors of the fund who are not officers, Directors, shareholders or employees of Salomon Smith Barney or the manager; SEC fees and state Blue Sky notice fees; charges of custodians; transfer and dividend disbursing agent's fees; certain insurance premiums; outside auditing and legal expenses; costs of maintaining corporate existence; costs of investor services (including allocated telephone and personnel expenses); costs of preparing and printing of prospectuses for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and shareholder meetings; and meetings of the officers or Board of Directors of the fund.

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act, the fund, its investment adviser and principal underwriter have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients.
All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.

A copy of the fund's Code of Ethics is on file with the Securities and Exchange Commission.

Counsel

Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York
10019, serves as counsel to the fund.

Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York, serves as counsel to the Directors who are not "interested persons" of the fund.

Auditors

KPMG LLP, 757 Third Avenue, New York, New York 10017, has been selected to serve as the fund's independent auditor and to render an opinion on the fund's financial statements for the fiscal year ending March 31, 2001.

Custodian, Transfer Agent and Sub-Transfer Agent

PNC Bank, National Association, located at 17th and Chestnut Streets, Philadelphia, Pennsylvania 19103, serves as the fund's custodian. Under the custody agreement, PNC holds the fund's portfolio securities and keeps all necessary accounts and records.
 For its services, PNC receives a monthly fee based upon the month-end market value of securities held in custody and also receives securities transaction charges. The assets of the fund are held under bank custodianship in compliance with the 1940 Act.

Citi Fiduciary Trust Company, located at 125 Broad Street, New York, New York 10004, serves as the fund's transfer and dividend-paying agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund, distributes dividends and distributions payable by the fund and produces statements with respect to account activity for the fund and its shareholders. For these services, the transfer agent receives fees from the fund computed on the basis of the number of shareholder accounts that the transfer agent maintains for the fund during the month and is reimbursed for out-of-pocket expenses.

PFPC Global Fund Services, located at P.O. Box 9699, Providence, RI 02940-9699, serves as the fund's sub-transfer agent. Under the transfer agency agreement, PFPC maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund, and distributes dividends and distributions payable by the fund. For these services, PFPC receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month, and is reimbursed for out-of-pocket expenses .

Distributor

Salomon Smith Barney, located at 388 Greenwich Street, New York, New York 10013 serves as the fund's distributor pursuant to a written agreement dated June 5, 2000 (the "Distribution Agreement") which was approved by the fund's Board of Directors, including a majority of the independent Directors, on April 17, 2000. This Distribution Agreement replaces the Distribution Agreement with CFBDS, Inc. For the 1998 fiscal year, Salomon Smith Barney, received $236,000 in sales charges from the sale of Class A shares and did not reallow any portion thereof to dealers. For the period April 1, 1998 through October 7, 1998 the aggregate dollar amount of sales charges on Class A shares was $169,000 all of which was paid to Salomon Smith Barney. For the period October 8, 1998 through March 31, 1999 the aggregate dollar amount of sales charges on Class A shares was $172,000, $154,800 of which was paid to Salomon Smith Barney. For the 2000 fiscal year, the aggregate dollar amount of sales charges on Class A shares was $144,000, of which $129,600 was paid to Salomon Smith Barney.

For the period June 12, 1998 through October 7, 1998 the aggregate dollar amount of sales charges on Class L shares was $11,000, all of which was paid to Salomon Smith Barney. For the period October 8, 1998 through March 31, 1999 the aggregate dollar amount of sales charges on Class L shares was $14,000, $12,600 of which was paid to Salomon Smith Barney. For the 2000 fiscal year, the aggregate dollar amount of sales charges on Class L shares was $25,000, of which $22,500 was paid to Salomon Smith Barney.

For the fiscal years ended March 31, 1998, 1999, and 2000, Salomon Smith Barney or its predecessor received from shareholders $97,000, $51,000 and $93,000, respectively, in deferred sales charges on the redemption of Class B shares. For the fiscal years ended March 31, 1998, 1999 and 2000, Salomon Smith Barney or its predecessor received from shareholders $2,000, $2000 and $2,000, respectively, in deferred sales charges on redemption of Class L shares.

When payment is made by the investor before the settlement date, unless otherwise noted by the investor, the funds will be held as a free credit balance in the investor's brokerage account and Salomon Smith Barney may benefit from the temporary use of the funds. The fund's Board of Directors has been advised of the benefits to Salomon Smith Barney resulting from these settlement procedures and will take such benefits into consideration when reviewing the Investment Management Agreement for continuance.

Distribution Arrangements. To compensate Salomon Smith Barney for the service it provides and for the expense it bears, the fund has adopted a services and distribution plan (the "Plan") pursuant to Rule 12b 1 under the 1940 Act. Under the Plan, the fund pays Salomon Smith Barney a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.15% of the value of the fund's average daily net assets attributable to the Class A, Class B and Class L shares. In addition, the fund pays Salomon Smith Barney a distribution fee with respect to Class B and Class L shares primarily intended to compensate Salomon Smith Barney for its initial expense of paying Financial Consultants a commission upon sales of those shares. The Class B and Class L distribution fee is calculated at the annual rate of 0.50% and 0.55%, respectively, of the value of the fund's average net assets attributable to the shares of each Class.

For the fiscal year ended March 31, 2000, Salomon Smith Barney incurred distribution expenses totaling $852,926 consisting of $50,177 for advertising, $5,017 for printing and mailing of prospectuses, $338,733 for support services, $444,055 to Salomon Smith Barney Financial Consultants, and $14,944 in accruals for interest on the excess of Salomon Smith Barney expenses incurred in distributing the fund's shares over the sum of the distribution fees and deferred sales charge received by Salomon Smith Barney from the fund.

The following service and distribution fees were incurred pursuant to a Distribution Plan during the periods indicated:






Distribution Plan Fees





Fiscal Year
Ended 3/31/00

Fiscal Year
Ended 3/31/99

Fiscal Year
Ended 3/31/98

Class A

$  228,500

$  248,265

$   228,814

Class B

$  404,862

$  440,192

$   415,461

Class L*

$    66,096

$    53,263

$     37,970

* Class L shares were called Class C shares until June 12,
1998.

Under its terms, the Plan continues from year to year, provided such continuance is approved annually by vote of the Board of Directors, including a majority of the Independent Directors. The Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all material amendments of the Plan also must be approved by the Directors and Independent Directors in the manner described above. The Plan may be terminated with respect to a Class of the fund at any time, without penalty, by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Class (as defined in the 1940 Act). Pursuant to the Plan, Salomon Smith Barney will provide the fund's Board of Directors with periodic reports of amounts expended under the Plan and the purpose for which such expenditures were made.

VALUATION OF SHARES

The fund's net asset value per share is determined as of the close of regular trading on the NYSE, on each day that the NYSE is open, by dividing the value of the fund's net assets attributable to each Class by the total number of shares of that Class outstanding.

When, in the judgement of the pricing service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid and asked prices. Investments for which, in the judgment of the pricing service, there is no readily obtainable market quotation (which may constitute a majority of the portfolio securities) are carried at fair value based on securities of similar type, yield and maturity. Pricing services generally determine value by reference to transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities.
 Short-term investments that mature in 60 days or less are valued at amortized cost whenever the Board of Directors determines that amortized cost is or approximates fair value. Amortized cost valuation involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Securities and other assets for which market quotations are not readily available will be valued in good faith at fair value by or under the direction of the fund's Board of Directors.


EXCHANGE PRIVILEGE

Shares of each Class of the fund may be exchanged for shares of the same Class of certain Smith Barney Mutual Funds, to the extent shares are offered for sale in the shareholder's state of residence. Exchanges of Class A, Class B and Class L shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made.

Class B Exchanges. If a Class B shareholder wishes to exchange all or a portion of his or her shares in any of the funds imposing a higher deferred sales charge than that imposed by the fund, the exchanged Class B shares will be subject to the higher applicable deferred sales charge. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the fund that have been exchanged.

Class L Exchanges. Upon an exchange, the new Class L shares will be deemed to have been purchased on the same date as the Class L shares of the fund that have been exchanged.

Class A and Class Y Exchanges. Class A and Class Y shareholders of the fund who wish to exchange all or a portion of their shares for shares of the respective Class in any of the funds identified above may do so without imposition of any charge.

Additional Information Regarding the Exchange Privilege. Although the exchange privilege is an important benefit, excessive exchange transactions can be detrimental to the fund's performance and its shareholders. The manager may determine that a pattern of frequent exchanges is excessive and contrary to the best interests of the fund's other shareholders. In this event, the fund may, at its discretion, decide to limit additional purchases and/or exchanges by the shareholder. Upon such a determination, the fund will provide notice in writing or by telephone to the shareholder at least 15 days prior to suspending the exchange privilege and during the 15 day period the shareholder will be required to (a) redeem his or her shares in the fund or (b) remain invested in the fund or exchange into any of the funds of the Smith Barney Mutual Funds ordinarily available, which position the shareholder would be expected to maintain for a significant period of time. All relevant factors will be considered in determining what constitutes an abusive pattern of exchanges.

Certain shareholders may be able to exchange shares by telephone. See ''Redemption of Shares Telephone Redemptions and Exchange Program.'' Exchanges will be processed at the net asset value next determined. Redemption procedures discussed below are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required. An exchange involves a taxable redemption of shares, subject to the tax treatment described in "Dividends, Distributions and Taxes" below, followed by a purchase of shares of a different fund. Before exchanging shares, investors should read the current prospectus describing the shares to be acquired. The fund reserves the right to modify or discontinue exchange privileges upon 60 days' prior notice to shareholders.



PERFORMANCE DATA

From time to time, the fund may quote total return of a class in advertisements or in reports and other communications to shareholders. The fund may include comparative performance information in advertising or marketing the fund's shares. Such performance information may include data from the following industry and financial publications: Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investors Business Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal.

Yield and Equivalent Taxable Yield

A Class' 30-day yield figure described below is calculated according to a formula prescribed by the SEC. The formula can be expressed as follows:

YIELD =2 [(a-b +1)6-1]
						 cd

Where:	 a = dividends and interest earned during the period.
		 b = expenses accrued for the period (net of reimbursement).
c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
	 d = the maximum offering price per share on the last day of the period.

For the purpose of determining the interest earned (variable "a'' in the formula) on debt obligations that were purchased by the fund at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

The fund's equivalent taxable 30-day yield for a Class of shares is computed by dividing that portion of the Class' 30-day yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the Class' yield that is not tax-exempt.

The yields on municipal securities are dependent upon a variety of factors, including general economic and monetary conditions, conditions of the municipal securities market, size of a particular offering, maturity of the obligation offered and rating of the issue. Investors should recognize that in periods of declining interest rates the fund's yield for each Class of shares will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the fund's yield for each Class of shares will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the fund's portfolio, thereby reducing the current yield of the fund. In periods of rising interest rates, the opposite can be expected to occur.

The fund's yield for Class A, Class B and Class L shares for the 30-day period ended March 31, 2000 was 5.23%, 5.02% and 4.80%, respectively. The equivalent taxable yield for Class A, Class B and Class L shares for that same period was 9.25%, 8.88% and 8.49%, respectively, assuming the payment of federal income taxes and New Jersey taxes at a rate of 39.6% and 6.37%, respectively. No yield information is present for Class Y shares because no Class Y shares were outstanding for the 30-day period ended March 31, 2000.

Average Annual Total Return

"Average annual total return," as described below, is computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

	P (1+T)n = ERV

Where:		 	P = 	a hypothetical initial payment of
$1,000.
T = 	average annual total return.
N =	number of years.
ERV =	Ending Redeemable Value of a hypothetical
$1,000 investment made at the beginning of a 1-, 5-, or 10-year period at the end of a 1-, 5-, or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

The fund's average annual total return for Class A shares assuming the maximum applicable sales charge was as follows for the periods indicated (reflecting the waiver of the fund's investment advisory and administration fees and reimbursement of expenses):

 (8.09)% for the one-year period ended March 31, 2000.

3.99% for the five-year period ended March 31, 2000.

6.10% for the ten-year period ended March 31, 2000.

 6.72% per annum from April 22, 1988 (commencement of operations) through March 31, 2000.

A Class' average annual total return assumes that the maximum applicable sales charge or deferred sales charge assessed by the fund has been deducted from the hypothetical investment. Had the maximum 4.00% sales charge had not been deducted, Class A's average annual total return would have been (4.28)%, 4.85%, 6.53% and 7.09%, respectively, for those same periods.

The fund's average annual total return for Class B shares assuming the maximum applicable deferred sales charge was as follows for the periods indicated (reflecting the waiver of the fund's investment advisory and administration fees and reimbursement of expenses):

 (8.88)% for the one-year period ended March 31, 2000.

 4.13% for the five-year period ended March 31, 2000.


 4.72% per annum from November 6, 1992 (commencement of operations) through March 31, 2000.

Had the maximum applicable deferred sales charge had not been deducted at the time of redemption, Class B's average annual total return would have been (4.82)%, 4.29% and 4.72%, respectively, for the same periods.

The fund's average annual total return for Class L shares assuming the maximum applicable deferred sales charge was as follows for the periods indicated (reflecting the waiver of the fund's investment advisory and administration fees and reimbursement of expenses):

 (6.68)% for the one-year period ended March 31, 2000.

 4.02% for the five-year period ended March 31, 2000.

 5.31% per annum from December 13, 1994 (commencement of operations) through March 31, 2000.

Had the maximum applicable deferred sales charge not been deducted at the time of redemption, Class L's average annual total return would have been (4.86)%, 4.23% and 5.51%, respectively, for the same periods. No average annual total return information is present for Class Y shares because no Class Y shares were outstanding for the periods presented for Class A, B and L shares.

Aggregate Total Return

"Aggregate total return" represents the cumulative change in the value of an investment in the Class for the specified period and is computed by the following formula:

	ERV-P
	P

Where: 	P =	a hypothetical initial payment of $10,000.
ERV=	Ending Redeemable Value of a hypothetical $10,000
investment made at the beginning of a 1-, 5-, or 10-year period at the end of a 1-, 5-, or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

The fund's aggregate total return for Class A shares was as follows for the periods indicated (reflecting the waiver of the fund's investment advisory and administration fees and reimbursement of expenses):

 (8.09)% for the one-year period ended March 31, 2000.

 21.61% for the five-year period ended March 31, 2000.

 80.74% for the ten-year period ended March 31, 2000.

 117.58% for the period from April 22, 1988 (commencement of operations) through March 31, 2000.

Class A's aggregate total return assumes that the maximum applicable sales charge or maximum applicable deferred sales charge has been deducted from the investment. If the maximum sales charge had not been deducted at the time of purchase, Class A's aggregate total return for the same periods would have been (4.28)%, 26.72%, 88.32% and 126.74%, respectively.

The fund's aggregate total return for Class B shares was as follows for the periods indicated (reflecting the waiver of the fund's investment advisory and administration fees and reimbursement of expenses):

 (8.88)% for the one-year period ended March 31, 2000.

 22.45% for the five-year period ended March 31, 2000.

 40.72% for the period from November 6, 1992
(commencement of operations) through March 31, 2000.

If the maximum applicable deferred sales charge had not been deducted at the time of redemption, Class B's aggregate total return for the same periods would have been (4.82)%, 23.40% and 40.72%, respectively.

The fund's aggregate total return for Class L shares was as follows for the period indicated (reflecting the waiver of the fund's investment advisory and administration fees and reimbursement of expenses):

 (6.68)% for the one-year period ended March 31, 2000.

21.78% for the five-year perod ended March 31, 2000.

 31.56% for the period from December 13, 1994
(commencement of operations) through March 31, 2000.

If the maximum applicable deferred sales charge had not been deducted at the time of redemption, Class L's aggregate total return for the one-year period ended March 31, 2000 would have been (4.86)%, 23.03 and 32.89%, respectively.

No aggregate total return information is presented for Class Y shares because no Class Y shares were outstanding for the periods presented for Class A, B and L shares.

Performance will vary from time to time depending on market conditions, the composition of the fund's portfolio and operating expenses and the expenses exclusively attributable to the Class. Consequently, any given performance quotation should not be considered as representative of the Class' performance for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in the Class with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a Class' performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

It is important to note that the total return figures set forth above are based on historical earnings and are not intended to indicate future performance. Each Class' net investment income changes in response to fluctuations in interest rates and the expenses of the fund.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions. The fund's policy is to declare and pay exempt-interest dividends monthly. Dividends from net realized capital gains, if any, will be distributed annually. The fund may also pay additional dividends shortly before December 31 from certain amounts of undistributed ordinary income and capital gains in order to avoid a federal excise tax liability. If a shareholder does not otherwise instruct, exempt-interest dividends and capital gain distributions will be reinvested automatically in additional shares of the same Class at net asset value, with no additional sales charge or deferred sales charge.

The per share amounts of the exempt-interest dividends on Class B and Class L shares will be lower than on Class A and Class Y shares, mainly as a result of the distribution fees applicable to Class B and Class L shares. Similarly, the per share amounts of exempt-interest dividends on Class A shares will be lower than on Class Y shares, as a result of the service fee attributable to Class A shares. Capital gain distributions, if any, will be the same across all Classes of fund shares (A, B, L and Y).

Taxes. The following is a summary of the material federal income tax considerations regarding the purchase, ownership and disposition of shares of the fund. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state and local consequences of investing in the fund. The summary is based on the laws in effect on the date of this SAI, which are subject to change.

The fund and its investments

As described in the fund's prospectus, the fund is designed to provide shareholders with current income which is excluded from gross income for federal income tax purposes and which is exempt from New Jersey personal income taxes. The fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital gains or maximum tax-exempt income irrespective of fluctuations in principal. Investment in the fund would not be suitable for tax-exempt institutions, qualified retirement plans, H.R. 10 plans and individual retirement accounts because such investors would not gain any additional tax benefit from the receipt of tax-exempt income.

The fund intends to continue to qualify to be treated as a regulated investment company each taxable year under the Code. To so qualify, the fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the fund's taxable year, (i) at least 50% of the market value of the fund's assets is represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than United States government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

As a regulated investment company, the fund will not be subject to federal income tax on its net investment company income (i.e., taxable income other than any excess of its net realized long-term capital gains over its net realized short-term capital losses ("net realized capital gains")) and its net realized capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least 90% of its investment company taxable income, plus or minus certain other adjustments as specified in the Code, and 90% of its net tax-exempt income for the taxable year is distributed in compliance with the Code's timing and other requirements but will be subject to tax at regular corporate rates on any taxable income or gains that it does not distribute.

At March 31, 2000, the unused capital loss carryovers of the fund were approximately $1,315,000. For federal income tax purposes, these amounts are available to be applied against future realized capital gains, if any. The carryovers expire as follows:


March 31,
2008

Carryforward Amount
$1,315,000


The Code imposes a 4% nondeductible excise tax on the fund to the extent it does not distribute by the end of any calendar year at least 98% of its net investment income for that year and 98% of the net amount of its capital gains (both long-and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any income or gain retained by the fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.

If, in any taxable year, the fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund's distributions, to the extent derived from the fund's current or accumulated earnings and profits, would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as tax-exempt interest. If the fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if the fund failed to qualify as a regulated investment company for a period greater than one taxable year, the fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

The fund's transactions in municipal bond index and interest rate futures contracts and options on these futures contracts (collectively, "section 1256 contracts") will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in these transactions in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

All section 1256 contracts held by the fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

Taxation of Shareholders

Because the fund will distribute exempt-interest dividends, interest on indebtedness incurred by a shareholder to purchase or carry fund shares is not deductible for federal income tax purposes and New Jersey personal income tax purposes. If a shareholder receives exempt-interest dividends with respect to any share and if such share is held by the shareholder for six months or less, then, for federal income tax purposes, any loss on the sale or exchange of such share may, to the extent of exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder, if he or she receives exempt-interest dividends, to treat as federal taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, that portion of any exempt-interest dividend paid by the fund which represents income derived from private activity bonds held by the fund may not retain its federal tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds or a "related person" thereof. Moreover, some or all of the fund's dividends may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. In addition, the receipt of the fund's dividends and distributions may affect a foreign corporate shareholder's federal "branch profits" tax liability and federal "excess net passive income" tax liability of a shareholder of a Subchapter S corporation. Shareholders should consult their own tax advisors to determine whether they are (a) substantial users with respect to a facility or related to such users within the meaning of the Code or (b) subject to a federal alternative minimum tax, the federal branch profits tax or the federal "excess net passive income" tax.

The fund does not expect to realize a significant amount of capital gains. Net realized short-term capital gains are taxable to a United States shareholder as ordinary income, whether paid in cash or in shares. Distributions of net-long-term capital gains, if any, that the fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund.

Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or less (to the extent not disallowed pursuant to the six-month rule described above relating to exempt-interest dividends) will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

If a shareholder incurs a sales charge in acquiring shares of the fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g.,an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds.


Backup Withholding. The fund may be required to withhold, for federal income tax purposes, 31% of dividends, distributions and redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's federal income tax liabilities.

Notices. Shareholders will be notified annually by the fund as to the federal income tax and New Jersey personal income tax status of the dividends and distributions made by the fund to its shareholders. These statements also will designate the amount of exempt-interest dividends that is a preference item for purposes of the federal individual and corporate alternative minimum taxes. The dollar amount of dividends excluded or exempt from federal income taxation and New Jersey personal income taxation and the dollar amount of dividends subject to federal income taxation and New Jersey personal income taxation, if any, will vary for each shareholder depending upon the size and duration of such shareholder's investment in the fund. To the extent the fund earns taxable net investment income, it intends to designate as taxable dividends the same percentage of each day's dividend as its taxable net investment income bears to its total net investment income earned on that day.

The foregoing is only a summary of certain material tax consequences affecting the fund and its shareholders. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund.

ADDITIONAL INFORMATION

The fund was incorporated under the laws of the State of Maryland on November 12, 1987 and is registered with the SEC as a non-diversified, open-end management investment company. The fund commenced operations on April 22, 1988 under the name Shearson Lehman New Jersey Municipals Inc. On October 14, 1994, the fund changed its name to Smith Barney New Jersey Municipals Fund Inc.

Each Class of the fund represents an identical interest in the fund's investment portfolio. As a result, the Classes have the same rights, privileges and preferences, except with respect to: (a) the designation of each Class; (b) the effect of the respective sales charges for each Class; (c) the distribution and/or service fees borne by each Class; (d) the expenses allocable exclusively to each Class; (e) voting rights on matters exclusively affecting a single Class; (f) the exchange privilege of each Class; and (g) the conversion feature of the Class B shares. The Board of Directors does not anticipate that there will be any conflicts among the interests of the holders of the different Classes. The Directors, on an ongoing basis, will consider whether any such conflict exists and, if so, take appropriate action.

The fund does not hold annual shareholder meetings. There normally will be no meetings of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders. The Directors will call a meeting for any purpose upon written request of shareholders holding at least 10% of the fund's outstanding shares, and the fund will assist shareholders in calling such a meeting as required by the 1940 Act. When matters are submitted for shareholder vote, shareholders of each Class will have on vote for each full share owned and proportionate, fractional vote for any fractional share held of that Class. Generally, shares of the fund will be voted on a fund-wide basis on all matters except matters affecting only the interests of one Class.

The fund sends to each of its shareholders a semi-annual report and an audited annual report, which include listings of the investment securities held by the fund at the end of the reporting period. In an effort to reduce the fund's printing and mailing costs, the fund plans to consolidate the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. Shareholders who do not want this consolidation to apply to their account should contact their Financial Consultants or the transfer agent.

FINANCIAL STATEMENTS

The fund's annual report for the fiscal year ended March 31, 2000 was filed on May 26, 2000 and is incorporated by reference in its entirety, Accession Number 00000950130-00-003194.

OTHER INFORMATION

In an industry where the average portfolio manager has seven years of experience (source: ICI, 1998), the portfolio managers of Smith Barney Mutual Funds average 21 years in the industry and 15 years with the firm.

Smith Barney Mutual Funds offers more than 60 mutual funds. We understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.

That's why we offer four "styles" of fund management that can be tailored to suit each investor's unique financial goals.

	Style Pure Series
Our Style Pure Series funds stay fully invested within their asset class and investment style, enabling investors to make asset allocation decisions in conjunction with their Salomon
Smith Barney Financial Consultant.

	Classic Investor Series
Our Classic Investor Series funds offer a range of equity and fixed income strategies that seek to capture opportunities across asset classes and investment styles using disciplined investment approaches.

	The Concert Allocation Series
As a fund of funds, investors can select a Concert Portfolio that may help their investment needs. As needs change, investors can easily choose another long-term, diversified investment from our Concert family.

	Special Discipline Series
	Our Special Discipline Series funds are designed for investors who are looking beyond more traditional market categories:
from natural resources to a roster of state-specific municipal funds.


APPENDIX A

Description of S&P and Moody's ratings:

S&P Ratings for Municipal Bonds

S&P's Municipal Bond ratings cover obligations of states and political subdivisions. Ratings are assigned to general obligation and revenue bonds. General obligation bonds are usually secured by all resources available to the municipality and the factors outlined in the rating definitions below are weighed in determining the rating. Because revenue bonds in general are payable from specifically pledged revenues, the essential element in the security for a revenue bond is the quantity and quality of the pledged revenues available to pay debt service.

Although an appraisal of most of the same factors that bear on the quality of general obligation bond credit is usually appropriate in the rating analysis of a revenue bond, other factors are important, including particularly the competitive position of the municipal enterprise under review and the basic security covenants. Although a rating reflects S&P's judgment as to the issuer's capacity for the timely payment of debt service, in certain instances it may also reflect a mechanism or procedure for an assured and prompt cure of a default, should one occur, i.e., an insurance program, federal or state guarantee or the automatic withholding and use of state aid to pay the defaulted debt service.

	AAA

Prime - These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

General Obligation Bonds - In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate.
A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

Revenue Bonds - Debt service coverage has been, and is expected to remain, substantial. Stability of the pledged revenues is also exceptionally strong, due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds, and debt service reserve requirements) are rigorous. There is evidence of superior management.

	AA

High Grade - The investment characteristics of general obligation and revenue bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated "AA'' have the second strongest capacity for payment of debt service.




A

Good Grade - Principal and interest payments on bonds in this category are regarded as safe. This rating describes the third strongest capacity for payment of debt service. It differs from the two higher ratings because:

General Obligation Bonds - There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

Revenue Bonds - Debt service coverage is good, but not exceptional.
 Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues.
 Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate.

	BBB

Medium Grade - Of the investment grade ratings, this is the lowest.

General Obligation Bonds - Under certain adverse conditions, several of the above factors could contribute to a lesser capacity for payment of debt service. The difference between "A'' and "BBB" ratings is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness, whereas the former shows only one deficiency among the factors considered.

Revenue Bonds - Debt coverage is only fair. Stability of the pledged revenues could show substantial variations, with the revenue flow possibly being subject to erosion over time. Basic security provisions are no more than adequate. Management performance could be stronger.

	BB, B, CCC and CC

Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.
 BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

	C

The rating C is reserved for income bonds on which no interest is being paid.


	D

Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA-Prime Grade category.

S&P Ratings for Municipal Notes

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, -2 or -3) by S&P to distinguish more clearly the credit quality of notes as compared to bonds.
Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.

Moody's Ratings for Municipal Bonds

	Aaa

Bonds that are Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge.'' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

	Aa

Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

	A

Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

	Baa

Bonds that are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

	Ba

Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

	B

Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

	Caa

Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

	Ca

Bonds that are rated Ca represent obligations that are speculative in a high degree. These issues are often in default or have other marked short-comings.

	C

Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's Ratings for Municipal Notes

Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody's Investment Grade (VMIG). This distinction is in recognition of the differences between short- and long-term credit risk. Loans bearing the designation MIG 1 or VMIG 1 are of the best quality, enjoying strong protection by established cash flows of funds for their servicing, from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG 2 or VMIG
2 are of high quality, with margins of protection ample although not as large as the preceding group. Loans bearing the designation MIG 3 or VMIG 3 are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow may be narrow and market access for refinancing is likely to be less well established.



SMITH BARNEY NEW JERSEY MUNICIPALS FUND INC.



Statement of


Additional
Information























July 28, 2000




Smith Barney New Jersey Municipals Fund Inc.
388 Greenwich Street
New York, NY  10013
									SALOMON SMITH BARNEY
									A Member of
Citigroup [Symbol]
 Language taken from CAMU SAI


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FUNDACCOUNTING\LEGAL\FUNDS\NJMU\NJMU SAI 2000